EXHIBIT 99.3
Ardea Biosciences, Inc.
Summary Description of Amendments to Severance Provisions
Senior Executive Severance Benefit Plan
Salary Continuation: Under the terms of the amended Senior Executive Severance Benefit Plan (the “Senior Executive Plan”), participants will now receive salary continuation for a period of up to 12 months in the event of a Covered Termination (as such term is defined in the Senior Executive Plan) or a lump sum payment equal to 12 months of salary in the event of a Covered Termination after a Change in Control (as such term is defined in the Senior Executive Plan), regardless of subsequent employment.
Continued Insurance Benefits: Under the terms of the amended Senior Executive Plan, participants will now receive continuation of insurance benefits provided in the Senior Executive Plan in the event of a Covered Termination after a Change in Control for a period equal to the shorter of 12 months after such Covered Termination or such time as the participant receives insurance benefits from a subsequent employer.
Bonus: Under the terms of the amended Senior Executive Plan, participants will now receive a lump sum payment equal to a prorated portion of their target bonus in the event of a Covered Termination or a lump sum payment equal to the greater of their target bonus or last bonus paid in the event of a Covered Termination after a Change in Control.
Acceleration of Vesting. Under the terms of the amended Senior Executive Plan, participants will now receive 12 months of additional vesting with respect to any unvested stock options in the event of a Covered Termination.
Executive Severance Benefit Plan
Salary Continuation: Under the terms of the amended Executive Severance Benefit Plan (the “Executive Plan”), participants will now receive salary continuation for a period of up to 9 months in the event of a Covered Termination (as such term is defined in the Executive Plan) or a lump sum payment equal to 9 months of salary in the event of a Covered Termination after a Change in Control (as such term is defined in the Executive Plan), regardless of subsequent employment.
Continued Insurance Benefits: Under the terms of the amended Executive Plan, participants will now receive continuation of the insurance benefits provided in the Executive Plan in the event of a Covered Termination after a Change in Control for a period equal to the shorter of 9 months after such Covered Termination or such time as the participant receives insurance benefits from a subsequent employer.

Bonus: Under the terms of the amended Executive Plan, participants will now receive a lump sum payment equal to a prorated portion of their target bonus in the event of a Covered Termination or a lump sum payment equal to the greater of their target bonus or last bonus paid in the event of a Covered Termination after a Change in Control.
Acceleration of Vesting. Under the terms of the amended Executive Plan, participants will now receive nine months of additional vesting with respect to any unvested stock options in the event of a Covered Termination.
Barry D. Quart Executive Employment Agreement
Salary Continuation: Under the terms of the amended Executive Employment Agreement by and between the Company and Barry D. Quart, Pharm.D. dated December 21, 2006 (the “Quart Employment Agreement”), Dr. Quart will now receive a lump sum payment equal to 18 months of salary in the event of the termination of his employment without Cause or for Good Reason (as such terms are defined in the Quart Employment Agreement) within three months prior to or 12 months after a Change in Control (as such term is defined in the Quart Employment Agreement).
Continued Insurance Benefits: Under the terms of the amended Quart Employment Agreement, Dr. Quart will now receive continuation of insurance benefits provided in the Quart Employment Agreement in the event of a termination of his employment without Cause or for Good Reason after a Change in Control for a period equal to the shorter of 18 months after such termination or such time as Dr. Quart receives insurance benefits from a subsequent employer.
Bonus: Under the terms of the amended Quart Employment Agreement, Dr. Quart will now receive a lump sum payment equal to his target bonus in the event of a termination of his employment without Cause or for Good Reason or a lump sum payment equal to the greater of his target bonus or last bonus paid in the event of a termination of his employment without Cause or for Good Reason after a Change in Control.
Acceleration of Vesting. Under the terms of the amended Quart Employment Agreement, Dr. Quart will now receive 12 months of additional vesting with respect to any unvested stock options in the event of the termination of his employment without Cause or for Good Reason.